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			  EXHIBIT A
	      DIRECTORS AND EXECUTIVE OFFICERS
			     OF
		     SPRINT CORPORATION

      (a)                   (b)                   (c)
      Name                Address              Principal
					      Business or
					      Occupation
DIRECTORS
DuBose Ausley     Ausley, McMullen,        Attorney
		  McGehee, et. al.
		  Washington Square
		  Building
		  P.O. Box 391
		  Tallahassee, FL 32302
Warren Batts      Premark International,   Chairman and CEO
		  Inc.                     of Premark
		  1717 Deerfield Road      International,
		  Deerfield, IL 60015      Inc.
Ruth Davis        The Pymatuning Group,    Chairman and CEO
		  Inc.                     of the
		  Suite 570                Pymatuning
		  4900 Seminary Road       Group, Inc.
		  Alexandria, VA 22311
Joseph Dionne     McGraw-Hill, Inc.        Chairman and CEO
		  1221 Avenue of the       of McGraw-Hill,
		  Americas                 Inc.
		  49th Floor
		  New York, New York
		  10020
William Esrey     Sprint Corporation       Chairman and CEO
		  2330 Shawnee Mission     of Sprint
		  Pkwy                     Corporation
		  Westwood, KS 66205
Donald Hall       Hallmark Cards, Inc.     Chairman of
		  P.O. Box 419580          Hallmark  Cards,
		  Kansas City, MO 64141    Inc.
Paul Henson       Suite 210                Chairman of the
		  4200 Somerset            Board of Kansas
		  Prairie Village, KS      City Southern
		  66208                    Industries, Inc.
Harold Hook       American General         Chairman and CEO
		  Corporation              of American
		  P.O. Box 3247            General
		  Houston, TX 77253        Corporation
Robert Huntley    Hunton & Williams        Attorney
		  Riverfront Plaza, East
		  Tower
		  17th Floor
		  951 East Byrd Street
		  Richmond, VA 23219
Ronald LeMay      Sprint Corporation       President and
		  2330 Shawnee Mission     COO--Long-
		  Pkwy                     Distance
		  Westwood, KS 66205       Division of
					   Sprint
					   Corporation
Linda Lorimer     Office of the Secretary  Secretary of the
		  Yale University          University, Yale
		  P.O. Box 1303A Yale      University
		  Station
		  New Haven, CT 06520
Charles Price II  Suite 300                Chairman of the
		  One West Armour Blvd.    Board of
		  Kansas City, MO 64111    Mercantile Bank
					   of Kansas City
Frank Reed        Philadelphia National    President and
		  Bank                     CEO of
		  FC 1-1-2-2               Philadelphia
		  P.O. Box 7618            National Bank
		  Philadelphia, PA 19101
Charles Rice      Barnett Banks, Inc.      Chairman and CEO
		  P.O. Box 40789           of Barnett Banks
		  Jacksonville, FL 32203
Stewart Turley    Jack Eckerd Corporation  Chairman and CEO
		  P.O. Box 4689            of Jack Eckerd
		  Clearwater, Florida      Corporation
		  34618

EXECUTIVE
OFFICERS
Gene Betts        Sprint Corporation       Senior Vice
		  2330 Shawnee Mission     President,
		  Pkwy                     Sprint
		  Westwood, KS 66205       Corporation
J. Richard        Sprint Corporation       Executive Vice
Devlin            2330 Shawnee Mission     President--Law
		  Pkwy                     and External
		  Westwood, KS 66205       Affairs, Sprint
					   Corporation
William Esrey     Sprint Corporation       Chairman and
		  2330 Shawnee Mission     CEO, Sprint
		  Pkwy                     Corporation
		  Westwood, KS 66205
Dennis Foster     Sprint Corporation       President--
		  2330 Shawnee Mission     Cellular and
		  Pkwy                     Wireless
		  Westwood, KS 66205       Division, Sprint
					   Corporation
John Hoffman      Sprint Corporation       Senior Vice
		  2330 Shawnee Mission     President,
		  Pkwy                     Sprint
		  Westwood, KS 66205       Corporation
Don Jensen        Sprint Corporation       Vice President
		  2330 Shawnee Mission     and Secretary
		  Pkwy
		  Westwood, KS 66205
Arthur Krause     Sprint Corporation       Executive Vice
		  2330 Shawnee Mission     President--Chief
		  Pkwy                     Financial
		  Westwood, KS 66205       Officer, Sprint
					   Corporation
Ronald LeMay      Sprint Corporation       President &
		  2330 Shawnee Mission     Chief Operating
		  Pkwy                     Officer--Long-
		  Westwood, KS 66205       Distance
					   Division, Sprint
					   Corporation
John Meyer        Sprint Corporation       Senior Vice
		  2330 Shawnee Mission     President and
		  Pkwy                     Controller
		  Westwood, KS 66205
D. Wayne          Sprint Corporation       President--Local
Peterson          2330 Shawnee Mission     Telecommunicatio
		  Pkwy                     ns Division,
		  Westwood, KS 66205       Sprint
					   Corporation
Theodore Schell   Sprint Corporation       Senior Vice
		  2330 Shawnee Mission     President,
		  Pkwy                     Sprint
		  Westwood, KS 66205       Corporation
Richard Smith     Sprint Corporation       Senior Vice
		  2330 Shawnee Mission     President,
		  Pkwy                     Sprint
		  Westwood, KS 66205       Corporation
M. Jeannine       Sprint Corporation       Senior Vice
Strandjord        2330 Shawnee Mission     President and
		  Pkwy                     Treasurer,
		  Westwood, KS 66205       Sprint
					   Corporation
I. Benjamin       Sprint Corporation       Senior Vice
Watson            2330 Shawnee Mission     President,
		  Pkwy                     Sprint
		  Westwood, KS 66205       Corporation
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			  EXHIBIT A
			  (cont'd)
	      DIRECTORS AND EXECUTIVE OFFICERS
			      OF
		      US TELECOM, INC.

	(a)                 (b)                  (c)
       Name               Address        Principal Business
					    or Occupation
DIRECTORS:
William Esrey       Sprint Corporation   Chairman and CEO,
		    2330 Shawnee         Sprint Corporation
		    Mission Pkwy
		    Westwood, KS 66205
Ronald LeMay        Sprint Corporation   President & Chief
		    2330 Shawnee         Operating Officer--
		    Mission Pkwy         Long-Distance
		    Westwood, KS 66205   Division, Sprint
					 Corporation
Arthur Krause       Sprint Corporation   Executive Vice
		    2330 Shawnee         President--Chief
		    Mission Pkwy         Financial Officer,
		    Westwood, KS 66205   Sprint Corporation

EXECUTIVE OFFICERS:
William T. Esrey    Sprint Corporation   Chairman and CEO,
		    2330 Shawnee         Sprint Corporation;
		    Mission Pkwy         President, US
		    Westwood, KS 66205   Telecom, Inc.
Arthur Krause       Sprint Corporation   Executive Vice
		    2330 Shawnee         President--Chief
		    Mission Pkwy         Financial Officer,
		    Westwood, KS 66205   Sprint Corporation;
					 Executive Vice
					 President, CEO, and
					 Treasurer, US
					 Telecom, Inc.
Gene M. Betts       Sprint Corporation   Senior Vice
		    2330 Shawnee         President, Sprint
		    Mission Pkwy         Corporation; Vice
		    Westwood, KS 66205   President, US
					 Telecom, Inc.,
John P. Meyer       Sprint Corporation   Senior Vice
		    2330 Shawnee         President and
		    Mission Pkwy         Controller, Sprint
		    Westwood, KS 66205   Corporation; Vice
					 President and
					 Controller, US
					 Telecom, Inc.
Don A. Jensen       Sprint Corporation   Vice President and
		    2330 Shawnee         Secretary, Sprint
		    Mission Pkwy         Corporation; Vice
		    Westwood, KS 66205   President and
					 Secretary, US
					 Telecom, Inc.
M. Jeannine         Sprint Corporation   Senior Vice
Strandjord          2330 Shawnee         President and
		    Mission Pkwy         Treasurer, Sprint
		    Westwood, KS 66205   Corporation; Vice
					 President and
					 Assistant
					 Treasurer, US
					 Telecom, Inc.
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